SCUDDER
INVESTMENTS (SM)
[LOGO]

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EQUITY/DOMESTIC
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Scudder Small
Company Value Fund
Fund #078










Semiannual Report
January 31, 2000

For investors seeking long-term growth of capital by investing primarily in undervalued common stocks of small U.S. companies.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      26   Financial Statements

                      29   Financial Highlights

                      30   Notes to Financial Statement

                      34   Officers and Trustees

                      35   Investment Products and Services

                      37   Scudder Solutions

Scudder Small Company Value Fund
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ticker symbol SCSUX                                              fund number 078
--------------------------------------------------------------------------------

Date of Inception:    o  Undervalued small-cap stocks continued to be out of
10/6/95                  favor over the six months as investors focused on a
                         handful of high priced growth stocks.
Total Net Assets as
of 1/31/00:           o  The fund's underweighting in financial stocks helped
$198.8 million           relative performance, as the sector declined with
                         rising interest rates. But, this positive relative contribution was insufficient to offset the fund's underweighting in technology, which provided record-setting gains.

                      o Although modifying the fund's investment mandate might have improved short-term performance, the fund's managers believe that a disciplined approach to selecting undervalued small-cap stocks will be rewarding over the long term.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

I probably don't need to tell you about the exceptional outperformance of growth stocks versus value stocks in the small-cap sector. The performance differences between these two styles reached epic proportions during the six-month period. Small growth stocks, driven by a large technology weighting, achieved nearly a 30% return for this period. In contrast, small value stocks posted negative total returns. In this environment, momentum stocks -- those with recent top performance -- again delivered the best returns almost regardless of fundamentals or earnings histories. This narrow focus came at the expense of most other stocks.

We believe that this type of investing is problematic because it ignores a widely accepted and long-standing principle: Companies that consistently deliver earnings should command higher prices. Just the opposite has been true over the last year. In many cases, companies with little or no earnings and inconsistent earnings records were among the best performers and commanded the highest prices. In the investment management industry we say that "past performance is no guarantee of future results," yet it seems that investors based their decisions almost entirely on past performance during this period.

While we are not going to attempt to predict when value stocks will return to favor, we know that over the last 20 years growth and value stocks have each taken several turns leading performance (see chart on page 14). The timing of a shift is, of course, the big question. However, those of you who question high-priced stocks without good fundamentals should derive some comfort from the fund's strategy of investing in companies with attractive valuations and strong operating records. Because investor sentiment often shifts very quickly and dramatically in the small-cap sector, you may want to consider increasing your exposure to small-cap value stocks through this fund's disciplined investment approach. Before you consider such a move, I encourage you to read the detailed discussion from your fund's portfolio management team that begins on page 10.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including current fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also call our representatives at 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Small Company Value Fund.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Scudder Small Company Value Fund

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


                    Scudder Small      Russell 2000   Russell 2000   S&P 500
                 Company Value Fund    Value Index*     Index*        Index*

      10/95**          10000               10000        10000         10000
       1/96            10349               10426        10437         10977
       7/96            10877               10663        10527         11171
       1/97            13204               12846        12464         13876
       7/97            16090               15200        14125         17010
       1/98            17465               16473        14761         17619
       7/98            17533               16143        14455         20296
       1/99            16324               15316        14809         23351
       7/99            16685               16124        15215         24403
       1/00            13871               15029        17478         25771

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                               Total Return

                               Growth of                                Average
Period ended 1/31/2000          $10,000             Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Small Company Value Fund
--------------------------------------------------------------------------------
1 year                         $   8,487              -15.13%            -15.13%
--------------------------------------------------------------------------------
Life of Fund**                 $  13,854               38.54%              7.83%
--------------------------------------------------------------------------------
Russell 2000 Value Index*
--------------------------------------------------------------------------------
1 year                         $   9,817               -1.83%             -1.83%
--------------------------------------------------------------------------------
Life of Fund**                 $  15,029               50.29%              9.88%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                         $  11,773               17.73%             17.73%
--------------------------------------------------------------------------------
Life of Fund**                 $  17,478               74.78%             13.76%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $  11,036               10.36%             10.36%
--------------------------------------------------------------------------------
Life of Fund**                 $  25,771              157.71%             24.43%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
**   The Fund commenced operations on October 6, 1995.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN AND INDEX TOTAL RETURN

BAR CHART DATA:

                         Yearly periods ended January 31


              Scudder Small                 Russell 2000
            Company Value Fund               Value Index*

     1996**        3.50                          4.26
     1997         27.58                         22.43
     1998         32.27                         27.46
     1999         -6.53                         -6.87
     2000        -15.13                         -1.83

                            1996**     1997      1998     1999      2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                    3.50     27.58     32.27    -6.53 -   15.13
--------------------------------------------------------------------------------
Index Total
Return (%)                    4.26     22.43     27.46    -6.87     -1.83
--------------------------------------------------------------------------------
Net Asset
Value ($)                    12.37     15.74     20.50    18.98     16.09
--------------------------------------------------------------------------------
Income
Dividends ($)                 0.05      0.04      0.02     0.05      0.02
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)               --      0.01      0.30     0.14        --
--------------------------------------------------------------------------------

* The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on October 6, 1995.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
                                                            The fund seeks to be
                                                           fully invested in the
                                                        stocks of small-cap U.S.
                                                                      companies.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stock                99%
Cash Equivalents             1%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Stock Characteristics
--------------------------------------------------------------------------------
                                                        Management's emphasis on
                                                          stocks with attractive
                                                        valuations is evident in
                                                                      the fund's
                                                                 price/earnings,
                                                                 price/sales and
                                                        price/book ratios, which
                                                             are lower than both
                                                            small- and large-cap
                                                                         stocks.





                                                Fund as
                                                % of
                              Russell  S&P      Russell
Median Values         Fund     2000*    500**     2000
--------------------------------------------------------------------------------
Small Companies
($ millions)
--------------------------------------------------------------------------------
Market
Capitalization         294       433    7,595      68%
--------------------------------------------------------------------------------
Value Orientation
--------------------------------------------------------------------------------
P/E Trailing
Twelve Months         9.5x     19.8x    21.0x      48%
--------------------------------------------------------------------------------
Price/Sales           0.4x      1.3x     1.4x      28%
--------------------------------------------------------------------------------
Price/Book Value      1.2x      2.0x     3.0x      58%
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(13% of the Portfolio)                                    The fund's disciplined
                                                        approach that emphasizes
                                                         value stocks was not in
                                                         favor as a select group
                                                           of high-growth stocks
                                                           commanded exceptional
                                                                        returns.

 1. Cleco Corp.
    Electric utility

 2. El Paso Electric Co.
    Generator and distributor of electricity

 3. TNP Enterprises, Inc.
    Electric utility in Texas and New Mexico

 4. Curtiss-Wright Corp.
    Producer of precision components for aerospace, industrial and marine companies

 5. Northwestern Corp.
    Electric and natural gas service, propane distribution

 6. Roadway Express, Inc.
    Less-than-truckload shipping services

 7. Performance Food Group Co.
    Food distributor

 8. Pioneer-Standard Electronics, Inc.
    Distributor of electronic components

 9. CORT Business Services Corp.
    Furniture rental

10. NVR, Inc.
    Builder of single-family homes, townhouses, and condominium apartment buildings





For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2000


In the following interview, portfolio managers Philip S. Fortuna, James M. Eysenbach, and Calvin S. Young discuss the market environment and their approach to managing the fund.

Q: How would you characterize the investment environment for the six-month period?

A: The primary factor affecting the fund during this period was the phenomenal performance of a few growth stocks. The disparity of performance between growth and value investment styles widened to unprecedented levels over the six months, as investors continued to buy last week's best performers regardless of company fundamentals or earnings reliability. This phenomenon held true for both large- and small-cap stocks and is evident in the total returns of the Russell 2000 indices (see table below).

The strong returns of growth stocks were driven primarily by a handful of stocks with high price/earnings (P/E) ratios, especially technology stocks. Surprisingly, many stocks actually declined over much of the period. In fact, 43% of stocks in the Russell 2000 Index declined for the six months. This preference for a shrinking number of highly priced growth stocks left little interest for stocks with the greatest value characteristics, such as those in which the fund invests.

Over this six-month period, the Russell indices showed that smaller-cap stocks outperformed larger-cap stocks. Unfortunately, the apparent rebound of the small-cap market is misleading, since it was driven by the largest

--------------------------------------------------------------------------------
Growth Outperformed Value by a Wide Margin
Total returns for small-cap stocks for the six months ended 1/31/00^1
--------------------------------------------------------------------------------
       Growth Stocks                Value Stocks                  Difference
--------------------------------------------------------------------------------
          29.66%                       -6.44%                       36.30%
--------------------------------------------------------------------------------

^1 All indices are unmanaged. Growth stocks are represented by the Russell 2000 Growth Index and value stocks are represented by the Russell 2000 Value Index. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Large-cap stocks were the big winners
Average monthly return by market capitalization rebalanced monthly from 7/31/99 to 1/31/00
--------------------------------------------------------------------------------
          Market capitalization                      Total return
               (billions)                             (six-month)
--------------------------------------------------------------------------------

              $6-10                                       16%

                4-6                                       17%

                2-4                                       11%
--------------------------------------------------------------------------------
                1-2                                      2.5%

              0.5-1                                      1.2%

            0.1-0.5                                      5.2%
--------------------------------------------------------------------------------

Shaded area = small-cap stocks

Source: Frank Russell Company and Scudder Kemper Investments. Past performance is no guarantee of future results.



names in the Russell 2000 Index. When you look at the average monthly return by market capitalization, you can see that the majority of the big gainers were not truly small-cap (typically less than $2 billion in market cap).

Q: How did the fund perform?

A: The fund's -16.96% total return underperformed the -6.64% return of the Russell 2000 Value Index. The primary reason for this dramatic shortfall was the fund's distinct value orientation. One measure of the fund's significant value emphasis is the fund's lower median price/earnings ratio of 9.5x, which is one-third less than the Russell 2000 Value Index P/E of 14.8x. Although value stocks recovered at certain points in 1999, this sector underperformed growth stocks by the widest margin in the 21-year history of the Russell indices.

Even in this unusual market environment, we have remained true to our disciplined investment strategy. We continue to feel justified in this approach because we recognize that historically stocks with low valuations have provided some of the best returns in the small-cap realm.

--------------------------------------------------------------------------------
Portfolio Characteristics
As of 1/31/00
--------------------------------------------------------------------------------
                                                                Median earnings
                          Price/earnings      Median return        per share
                              ratios            on equity         growth rate
--------------------------------------------------------------------------------
Fund                             9.5x               12.4%             21.5%

Russell 2000 Value Index        14.8x               11.3%              8.0%

Russell 2000 Index              19.8x               11.6%             10.5%
--------------------------------------------------------------------------------


Q: Which sectors contributed to or subtracted from the fund's performance?

A: Generally, the strongest performing sectors contained stocks with the greatest growth characteristics. This was a distinct disadvantage for small-cap value managers. The three sectors that provided the best returns were technology, communications, and health care -- sectors that were underweighted in the portfolio because of our value emphasis. Overall, the fund's technology stocks were significant drivers of performance, but our limited exposure to this sector's exceptional gains held back fund performance.

In other areas, the portfolio was overweighted in manufacturing and consumer stocks -- sectors that generally lagged the overall small-cap market. This weak performance defies history because typically a robust economy benefits these kinds of stocks. Our model's significant weighting in these sectors, combined with weak performance, detracted from the fund's return.

In contrast, our underweighting in the finance sector made a positive contribution to performance as rising interest rates negatively impacted many stocks in this area. As this sector declined with rising interest rates, some stocks became "buy" candidates and were added to the portfolio.

Q: What are you expecting from small-caps this year?

A: The most recent period of outperformance by growth stocks is unprecedented. While it can be difficult to be invested in an asset class that is currently out of favor,

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                             How the fund is managed

                              Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's investment universe of approximately 2,000 small U.S. companies. Four primary factors are considered: valuation, trends in sales and earnings, price momentum, and risk. Valuation helps the fund's managers measure how inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness.

                             Portfolio Construction

First, management builds a diversified portfolio of attractively rated companies. To limit individual security risk and provide trading flexibility, 150 or more securities are held in the portfolio. On an ongoing basis, a proprietary portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects. The process allows the fund's managers to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and turnover.
--------------------------------------------------------------------------------

patience is often rewarded. Asset classes such as large and small, and growth and value have historically taken turns leading market performance. Periods of underperformance are often followed by stretches of outperformance (see "A Closer Look at Small Cap Styles" chart on page 14).

No one can say with certainty when value stocks will return to favor. In the meantime, investors need to ask themselves which asset classes have the greatest upside potential going forward given current valuations. Can growth stocks move up another 10%, 20%, or 30% from current levels?

--------------------------------------------------------------------------------
A Closer Look at Small Cap Styles
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A MOUNTAIN CHART HERE

Russell 2000 Value Total Return minus Russell 2000 Growth Total Return

MOUNTAIN CHART DATA (FROM 1980-1999):

Positive numbers indicate "Value Outperforming"
Negative numbers indicate "Growth Outperforming"

                  -15.46
                  -21.23
                  -27.30
                  -11.11
                  -12.21
                  -14.58
                  -15.55
                  -23.48
                  -24.90
                  -28.32
                  -37.48
                  -42.56
                  -26.88
                  -14.68
                   -6.86
                  -19.33
                  -15.50
                  -19.68
                   -5.50
                    0.54
                    8.85
                   15.43
                   16.66
                   26.59
                   24.09
                   20.83
                   21.15
                   21.99
                   19.51
                   21.88
                   16.56
                   17.01
                   16.58
                   14.24
                   14.66
                    8.49
                    7.54
                    1.38
                   -8.59
                   -7.34
                   -4.99
                  -10.96
                  -18.62
                   -9.72
                   -5.52
                   -1.33
                   11.58
                   15.05
                   18.50
                   26.23
                   27.72
                   25.08
                   23.51
                   23.42
                   23.81
                   20.99
                   18.93
                   20.13
                   17.96
                   20.01
                   18.10
                   12.50
                    9.71
                    8.16
                    9.56
                    7.50
                    9.41
                    6.10
                    9.96
                    7.73
                    4.94
                    0.77
                    0.04
                    0.80
                    1.87
                    1.47
                   -3.03
                   -2.23
                   -3.82
                    0.69
                    1.76
                    3.63
                    1.97
                    2.25
                    3.83
                    3.28
                    0.98
                    0.19
                    2.81
                    3.96
                    5.27
                    3.97
                    1.69
                   -3.04
                    5.61
                    7.24
                    3.37
                    8.94
                   10.51
                    9.70
                    9.50
                    9.65
                    9.52
                    9.51
                   10.78
                   10.68
                    8.06
                    6.41
                    9.10
                    3.82
                    5.31
                    5.67
                    4.74
                    2.44
                    4.94
                    1.23
                   -2.48
                   -4.00
                   -6.21
                   -8.43
                   -7.74
                   -3.54
                   -6.04
                   -6.62
                   -5.59
                   -8.34
                  -11.29
                   -8.63
                   -4.55
                   -2.00
                   -2.05
                   -4.08
                   -4.36
                   -9.31
                   -9.18
                   -8.14
                   -5.53
                   -1.74
                    1.34
                   -0.96
                   -6.26
                  -10.79
                  -14.95
                   -7.43
                   -9.48
                   -7.67
                   -1.58
                    4.51
                    7.43
                   10.62
                   11.92
                   14.73
                   17.31
                   18.12
                   19.65
                   17.10
                   21.37
                   24.33
                   25.60
                   23.17
                   18.99
                   12.91
                   10.38
                   10.29
                    7.35
                    7.39
                    8.85
                   13.24
                   10.48
                    6.84
                   -0.07
                    0.59
                    0.64
                    5.87
                    6.72
                    6.43
                    4.0
                    3.25
                    0.84
                   -0.69
                    0.88
                    1.50
                    0.56
                   -3.78
                   -3.18
                   -4.72
                  -11.19
                  -17.07
                  -10.54
                   -9.61
                   -4.63
                   -5.59
                   -5.29
                   -5.46
                   -8.0
                   -4.78
                  -13.08
                  -17.85
                   -5.37
                    7.63
                    2.82
                    0.87
                    6.25
                    9.64
                   10.11
                    7.43
                   18.34
                   21.80
                   28.11
                   26.03
                   23.64
                   15.88
                   17.29
                   19.30
                   16.01
                   16.52
                   18.84
                   18.72
                    7.95
                    1.97
                   -1.93
                   10.82
                    6.69
                    7.36
                   14.34
                   12.04
                    8.17
                    0.90
                   -7.68
                  -14.11
                   -7.70
                  -10.99
                  -11.56
                  -13.45
                  -14.01
                  -14.64
                  -29.22
                  -26.8
                  -28.56
                  -34.08
                  -44.58

             12 months ended

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Over the long term, we believe that the attractive valuations of small-cap value stocks overall are compelling and will eventually result in a rebound. Given that such recoveries can be dramatic and occur over a short period, we would urge investors to maintain a commitment to this segment of the market as part of a well-diversified portfolio.

Glossary of Investment Terms
--------------------------------------------------------------------------------

       Market The value of a company's outstanding shares of common Capitalization stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

   Over/Under  Refers to the allocation of assets -- usually by sector,
    Weighting  industry, or country -- within a portfolio relative to a benchmark index (e.g., the Russell 2000 Index), or an investment universe.

Price/Earnings A widely used gauge of a stock's valuation that indicates
  Ratio (P/E)  what investors are paying for a company's earnings on a per
        (also share basis. A higher "earnings multiple" indicates a "earnings higher expected growth rate and the potential for greater multiple")  price fluctuations.

 Quantitative A systematic approach to evaluating a security based on its Model financial characteristics.

     Standard A statistical measure of the degree to which an Deviation investment's return tends to vary from the mean return.
               Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

  Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Additional glossary terms are available at our Internet Web site -- www.scudder.com.

Investment Portfolio                          as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                            Principal
                                           Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 1.3%
--------------------------------------------------------------------------------

State Street Bank and Trust Company,
  5.68%, to berepurchased at $2,521,398
  on 2/1/2000,                                      -----------
  (Cost $2,521,000)** .................   2,521,000   2,521,000
                                                    -----------

                                           Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 98.7%
--------------------------------------------------------------------------------

Consumer Discretionary 14.5%

Apparel & Shoes 1.7%

Brown Shoe Company, Inc. ..............       7,300      75,738

Columbia Sportswear Co.* ..............       4,200      75,600

Deb Shops, Inc. .......................      54,400     839,800

Hartmarx Corp.* .......................     162,900     498,881

Oxford Industries, Inc. ...............      51,700     891,825

Phillips-Van Heusen Corp. .............      50,900     343,575

Stride Rite Corp. .....................     111,300     674,756
                                                    -----------
                                                      3,400,175
                                                    -----------
Department & Chain Stores 3.3%

Ames Department Stores, Inc.* .........      40,500     845,438

Burlington Coat Factory Warehouse Corp.      28,500     301,031

Cato Corp. "A" ........................      43,800     448,950

Charming Shoppes Inc.* ................      40,000     272,500

Dress Barn Inc.* ......................      71,600   1,118,750

Goody's Family Clothing, Inc.* ........      97,000     469,844

Jo-Ann Stores, Inc. "A"* ..............      81,400     839,438

Shopko Stores, Inc.* ..................      61,600   1,128,050

Syms Corp.* ...........................     174,300     784,350

Value City Department Stores, Inc.* ...      17,800     272,563
                                                    -----------
                                                      6,480,914
                                                    -----------
Home Furnishings 1.0%

Haverty Furniture Co., Inc. ...........     115,000   1,265,000

Mikasa, Inc. ..........................       7,500      71,719

Oneida Ltd. ...........................      19,800     418,275

Pillowtex Corp. .......................      31,600     134,300
                                                    -----------
                                                      1,889,294
                                                    -----------
Hotels & Casinos 1.9%

Anchor Gaming* ........................       4,900     218,663

    The accompanying notes are an integral part of the financial statements.

                                           Shares       Value ($)
--------------------------------------------------------------------------------

Aztar Corp.* .........................      47,600     455,175

Boyd Gaming Corp.* ...................     139,900     743,219

Hollywood Park, Inc.* ................      78,900   1,548,413

Prime Hospitality Corp.* .............      93,500     736,313
                                                   -----------
                                                     3,701,783
                                                   -----------
Recreational Products 0.6%

Coachmen Industries, Inc. ............      64,100     921,438

Thor Industries, Inc. ................      13,100     384,813
                                                   -----------
                                                     1,306,251
                                                   -----------
Restaurants 2.4%

CKE Restaurants, Inc. ................      99,700     641,819

IHOP Corp.* ..........................      58,600     966,900

NPC International, Inc.* .............      78,200     657,369

O'Charley's Inc.* ....................      35,700     450,713

Rainforest Cafe Inc.* ................     224,600     912,438

Ryan's Family Steak Houses, Inc.* ....     137,100   1,225,331
                                                   -----------
                                                     4,854,570
                                                   -----------
Specialty Retail 3.6%

Avis Rent A Car, Inc.* ...............      32,700     694,875

Central Garden & Pet Co.* ............     106,100   1,097,472

Friedman's, Inc., "A" ................     104,300     728,470

Lithia Motors, Inc., "A"* ............       4,900      67,375

PETCO Animal Supplies, Inc.* .........      18,000     225,000

Pier 1 Imports, Inc. .................       6,000      49,500

Scotts Company "A"* ..................      10,100     354,131

Systemax Inc.* .......................     114,600   1,081,538

The Finish Line, Inc. "A"* ...........     114,100     656,075

Trans World Entertainment Corp.* .....     115,600   1,069,300

United Auto Group, Inc.* .............      56,600     555,388

United Retail Group, Inc.* ...........      55,000     543,125
                                                   -----------
                                                     7,122,249
                                                   -----------
Consumer Staples 5.9%

Alcohol & Tobacco 0.5%

Schweitzer-Mauduit International, Inc.      61,900     882,075
                                                   -----------

Consumer Specialties 0.1%

Russ Berrie & Co., Inc. ..............       5,300     130,181

Sola International, Inc.* ............      28,000     173,250
                                                   -----------
                                                       303,431
                                                   -----------
Food & Beverage 4.0%

Earthgrains Co. ......................      30,000     472,500

    The accompanying notes are an integral part of the financial statements.

                                          Shares       Value ($)
--------------------------------------------------------------------------------

Imperial Sugar Co. ..................     194,100     655,088

J & J Snack Foods Corp.* ............      24,300     464,738

Michael Foods, Inc. .................      61,200   1,281,375

Performance Food Group Co.* .........      98,600   2,273,963

Pilgrim's Pride Corp. ...............     121,300     924,913

Pilgrim's Pride Corp. "A" ...........      54,150     304,594

Riviana Foods, Inc. .................      88,900   1,455,738

Seaboard Corp. ......................         300      55,575
                                                  -----------
                                                    7,888,484
                                                  -----------
Textiles 1.3%

Collins & Aikman Corp. ..............      24,200     145,200

Polymer Group, Inc.* ................     110,600   1,880,200

Springs Industries, Inc. "A" ........      12,800     465,600
                                                  -----------
                                                    2,491,000
                                                  -----------
Health 1.4%

Biotechnology 0.1%

Bio-Rad Laboratories, Inc. "A"* .....       7,300     168,356
                                                  -----------

Health Industry Services 0.9%

AmeriPath, Inc.* ....................      77,100     703,538

Hanger Orthopedic Group, Inc.* ......       5,500      24,750

Magellan Health Services, Inc.* .....     141,200   1,006,050
                                                  -----------
                                                    1,734,338
                                                  -----------
Hospital Management 0.0%

Coventry Health Care, Inc.* .........       8,900      64,525
                                                  -----------

Medical Supply & Specialty 0.4%

Acuson Corporation* .................       5,200      70,200

Cooper Companies, Inc. ..............       3,300      99,825

Laboratory Corp. of America Holdings*      80,200     265,663

Twinlab Corp.* ......................      49,800     389,063
                                                  -----------
                                                      824,751
                                                  -----------
Financial 10.9%

Banks 2.4%

Bok Financial Corp. .................      22,727     380,676

Dime Community Bancshares ...........      52,400     808,925

Downey Financial Corp. ..............       1,400      26,950

First Citizens BancShares, Inc. "A" .       1,200      73,050

First Federal Financial Corp.* ......     121,900   1,592,319

First Republic Bank* ................      20,400     400,350

First Washington Bancorp, Inc. ......      31,300     414,725

    The accompanying notes are an integral part of the financial statements.

                                               Shares       Value ($)
--------------------------------------------------------------------------------

GBC Bancorp ............................       17,000      331,500

PFF Bancorp, Inc. ......................       18,300      256,200

St. Francis Capital Corp. ..............       19,200      300,000

Westcorp, Inc. .........................       15,000      171,563
                                                       -----------
                                                         4,756,258
                                                       -----------
Insurance 6.3%

American Annuity Group, Inc. ...........       25,600      414,400

Delphi Financial Group, Inc. "A" .......       32,904    1,085,832

Farm Family Holdings, Inc.* ............       13,500      477,563

Fidelity National Financial, Inc. ......       55,658      695,725

Harleysville Group, Inc. ...............       74,900      894,119

Kansas City Life Insurance Co. .........       59,200    1,983,200

LandAmerica Financial Group, Inc. ......       54,600      972,563

Medical Assurance, Inc. ................       40,722      890,797

PICO Holdings, Inc.* ...................       12,900      170,119

PMA Capital Corp. ......................      113,000    2,005,750

Penn Treaty American Corp.* ............       51,300      695,756

Philadelphia Consolidated Holding Corp.*       27,900      404,550

SCPIE Holdings Inc. ....................        8,000      220,000

Stewart Information Services Corp. .....       61,600      812,350

The Midland Company ....................       28,900      576,194

Triad Guaranty Inc.* ...................        9,500      187,031
                                                       -----------
                                                        12,485,949
                                                       -----------

Other Financial Companies 1.8%

Advanta Corp. "A" ......................       47,900      886,150

Bay View Capital Corp. .................       98,100      974,869

Resource America, Inc. "A" .............       63,700      433,956

Walter Industries, Inc. ................      142,100    1,243,375
                                                       -----------
                                                         3,538,350
                                                       -----------
Real Estate 0.4%

CB Richard Ellis Services Inc.* ........       35,200      431,200

Delta Financial Corp.* .................       67,800      279,675
                                                       -----------
                                                           710,875
                                                       -----------
Service Industries 6.2%

EDP Services 0.6%

Pomeroy Computer Resources, Inc.* ......       68,700    1,116,375
                                                       -----------

Environmental Services 0.4%

URS Corp.* .............................       42,800      743,650
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

Investment 0.7%

Advest Group, Inc. .....................      82,400   1,493,500
                                                     -----------

Miscellaneous Commercial Services 4.2%

Berlitz International, Inc.* ...........      23,900     436,175

Building One Services Corp.* ...........      29,900     297,131

CORT Business Services Corp.* ..........      76,200   2,114,550

IT Group, Inc.* ........................      50,400     384,300

Morrison Knudsen Corp.* ................     109,600     808,300

Personnel Group of America, Inc.* ......     141,500   1,344,250

SITEL Corp.* ...........................      33,900     279,675

UniFirst Corporation ...................      71,200     818,800

Volt Information Sciences, Inc.* .......      62,400   1,462,500

Wackenhut Corp., "A" ...................      28,800     399,600
                                                     -----------
                                                       8,345,281
                                                     -----------
Miscellaneous Consumer Services 0.3%

CDI Corp.* .............................       5,700     132,881

Group Maintenance America Corp.* .......      14,700     132,300

National Equipment Services, Inc.* .....      66,000     412,500
                                                     -----------
                                                         677,681
                                                     -----------
Durables 8.8%

Aerospace 4.0%

AAR Corp. ..............................      28,300     500,556

Curtiss-Wright Corp. ...................      71,300   2,544,519

Kaman Corp. "A" ........................     107,600   1,035,650

Kellstrom Industries, Inc.* ............      81,900     691,031

Primex Technologies, Inc. ..............      75,600   1,615,950

Sequa Corp. "A"* .......................      34,700   1,522,463
                                                     -----------
                                                       7,910,169
                                                     -----------
Automobiles 1.4%

A.O. Smith Corp. .......................       2,000      39,375

Arvin Industries, Inc. .................      13,200     306,075

Dura Automotive Systems, Inc.* .........      44,427     710,832

Oshkosk Truck Corp. ....................       7,300     211,700

Simpson Industries, Inc. ...............      88,000     913,000

Tower Automotive, Inc.* ................       8,200     117,875

Wynn's International, Inc. .............      30,675     479,297
                                                     -----------
                                                       2,778,154
                                                     -----------
Construction/Agricultural Equipment 1.2%

Cascade Corp. ..........................      93,900     950,738

NACCO Industries, Inc. "A" .............      12,600     639,450

    The accompanying notes are an integral part of the financial statements.

                                            Shares       Value ($)
--------------------------------------------------------------------------------

Terex Corp. ..........................      30,500     693,875
                                                   -----------
                                                     2,284,063
                                                   -----------
Leasing Companies 1.9%

AMERCO* ..............................      20,000     520,000

Aaron Rents, Inc. ....................      38,200     573,000

Dollar Thrifty Automotive Group, Inc.*      54,700   1,083,744

Electro Rent Corp.* ..................      37,800     439,425

McGrath Rentcorp .....................      73,000   1,222,750
                                                   -----------
                                                     3,838,919
                                                   -----------
Telecommunications Equipment 0.3%

Superior Telecom Inc. ................      39,200     590,450
                                                   -----------

Manufacturing 17.9%

Chemicals 0.8%

Ethyl Corp. ..........................     103,200     393,450

Stepan Co. ...........................      50,000   1,100,000
                                                   -----------
                                                     1,493,450
                                                   -----------
Containers & Paper 1.5%

Alltrista Corp.* .....................      20,100     478,630

P.H. Glatfelter Company ..............     139,000   1,711,438

Rock-Tenn Co. "A" ....................      70,200     780,975

Silgan Holdings Inc.* ................       2,200      29,700
                                                   -----------
                                                     3,000,743
                                                   -----------
Diversified Manufacturing 3.7%

ACX Technologies, Inc.* ..............      30,900     166,088

Barnes Group, Inc. ...................      21,700     316,006

Griffon Corp.* .......................     171,200   1,251,900

Justin Industries ....................      89,500   1,297,750

Myers Industries, Inc. ...............      53,680     711,260

NCH Corp. ............................      40,800   1,774,800

SPS Technologies, Inc.* ..............      36,100   1,213,863

Tredegar Industries, Inc. ............      35,400     692,513
                                                   -----------
                                                     7,424,180
                                                   -----------
Electrical Products 1.1%

C&D Technologies, Inc. ...............       9,000     367,875

MagneTek Inc.* .......................      34,200     305,663

Stoneridge, Inc.* ....................      38,300     440,450

Windmere-Durable Holdings, Inc. ......      78,200   1,129,013
                                                   -----------
                                                     2,243,001
                                                   -----------

    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

Hand Tools 0.9%

L.S. Starrett Corp. ...................       71,999    1,727,976
                                                      -----------

Industrial Specialty 1.9%

CoorsTek, Inc.* .......................        7,725      139,050

Fleetwood Enterprises, Inc. ...........       26,100      425,756

Gardner Denver Inc.* ..................       60,600    1,068,075

General Cable Corp. ...................       30,300      234,825

Hexcel Corp. ..........................      107,400      563,850

Lennox International Inc. .............       32,763      307,153

Mine Safety Appliances Co. ............       13,500      837,844

UNOVA, Inc.* ..........................       23,900      256,925
                                                      -----------
                                                        3,833,478
                                                      -----------
Machinery/Components/Controls 6.6%

Amcast Industrial Corp. ...............       59,400      809,325

Columbus McKinnon Corp. ...............      105,200    1,433,350

Gleason Corp. .........................       80,000    1,830,000

Intermet Corp. ........................      145,500    1,655,063

MascoTech, Inc. .......................       99,500    1,237,531

Mueller Industries, Inc.* .............       29,800      981,538

Reliance Steel & Aluminum Co. .........       82,350    1,708,763

Shaw Group, Inc.* .....................       68,800    1,586,700

Tennant Company .......................       15,500      503,750

Woodward Governor Co. .................       57,500    1,326,094
                                                      -----------
                                                       13,072,114
                                                      -----------
Office Equipment/Supplies 0.5%

United Stationers Inc.* ...............       34,500      897,000
                                                      -----------

Wholesale Distributors 0.8%

Applied Industrial Technologies, Inc. .       45,425      723,961

Hughes Supply, Inc. ...................       50,950      897,994
                                                      -----------
                                                        1,621,955
                                                      -----------
Miscellaneous 0.1%

Wabash National Corp. .................       11,300      150,431
                                                      -----------

Technology 3.3%

Computer Software 0.4%

MTS Systems Corp. .....................      119,200      834,400
                                                      -----------

Electronic Components/Distributors 1.8%

Avnet, Inc. ...........................       14,821      795,702

    The accompanying notes are an integral part of the financial statements.

                                        Shares      Value ($)
--------------------------------------------------------------------------------

Pioneer-Standard Electronics, Inc.     163,900   2,235,698

Rogers Corp.* ....................      15,600     592,800
                                               -----------
                                                 3,624,200
                                               -----------
Electronic Data Processing 0.2%

Information Resources, Inc.* .....      35,400     288,731
                                               -----------

Office/Plant Automation 0.3%

CACI International, Inc.* ........      28,100     635,763
                                               -----------

Precision Instruments 0.4%

Moog Inc. ........................      39,300     773,719
                                               -----------

Semiconductors 0.2%

Exar Corp. .......................       6,600     415,800
                                               -----------

Energy 2.1%

Oilfield Services/Equipment

Oceaneering International, Inc.* .      30,800     512,050

Parker Drilling Co.* .............     182,500     638,750

Seacor Smit Inc.* ................      35,300   1,628,213

Varco International, Inc. ........      32,200     326,025

Veritas DGC Inc. .................      69,900   1,096,556
                                               -----------
                                                 4,201,594
                                               -----------
Metals & Minerals 2.1%

Steel & Metals

Commercial Metals Co. ............      36,100   1,148,431

Gibraltar Steel Corporation ......      49,500     903,375

IMCO Recycling Inc. ..............      48,500     551,688

Metals USA, Inc.* ................      72,800     586,950

Ryerson Tull, Inc. ...............       6,100     116,281

Shiloh Industries, Inc.* .........      85,000     850,000
                                               -----------
                                                 4,156,725
                                               -----------
Construction 9.6%

Building Materials 2.6%

Ameron International Corp. .......      50,500   1,969,500

Florida Rock Industries, Inc. ....      32,400   1,085,400

Texas Industries, Inc. ...........      33,800   1,235,813

Universal Forest Products, Inc. ..      73,700     921,250
                                               -----------
                                                 5,211,963
                                               -----------

Building Products 1.7%

Emcor Group, Inc.* ...............      26,700     485,606

    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
--------------------------------------------------------------------------------

NCI Building Systems, Inc.* ...........      75,800   1,146,475

Nortek, Inc.* .........................      58,600   1,230,600

Pitt-Des Moines, Inc. .................      26,600     573,563
                                                    -----------
                                                      3,436,244
                                                    -----------
Homebuilding 5.0%

Crossmann Communities, Inc.* ..........      38,500     625,625

D.R. Horton, Inc. .....................      31,200     360,750

Del Webb Corp. ........................      74,700   1,363,275

MDC Holdings, Inc. ....................      52,700     744,388

NVR Inc.* .............................      45,200   2,045,300

Ryland Group, Inc. ....................      62,200   1,022,413

Skyline Corp. .........................      81,700   1,685,063

Standard Pacific Corp. ................     124,000   1,154,750

U.S. Home Corp.* ......................      37,600     900,050
                                                    -----------
                                                      9,901,614
                                                    -----------
Miscellaneous 0.3%

Granite Construction, Inc. ............      25,600     510,400
                                                    -----------

Transportation 6.1%

Air Freight 0.3%

Kitty Hawk, Inc.* .....................      78,800     541,750

Offshore Logistics, Inc.* .............       4,400      40,700
                                                    -----------
                                                        582,450
                                                    -----------
Airlines 1.5%

Alaska Air Group Inc.* ................      42,300   1,348,313

America West Holdings Corp. "B"* ......      47,500     849,063

Atlantic Coast Airlines Holdings, Inc.*      19,400     350,413

Frontier Airlines, Inc.* ..............      38,100     392,888
                                                    -----------
                                                      2,940,677
                                                    -----------
Trucking 4.3%

American Freightways Corp.* ...........      42,900     584,513

Arnold Industries, Inc. ...............      30,300     409,050

Consolidated Freightways Corp.* .......     105,200     611,475

Covenant Transport, Inc. "A"* .........      40,000     535,000

M.S. Carriers Inc.* ...................      23,200     498,800

Roadway Express, Inc. .................     104,800   2,410,400

U.S. Xpress Enterprises, Inc. "A"* ....      86,400     561,600

USFreightways Corp. ...................      45,200   1,644,150

Yellow Corp.* .........................      83,700   1,276,425
                                                    -----------
                                                      8,531,413
                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                                     Shares       Value ($)
--------------------------------------------------------------------------------

Utilities 9.9%

Electric Utilities 7.7%

CH Energy Group, Inc. .......       62,900    1,949,900

Cleco Corp. .................       98,200    3,301,975

El Paso Electric Co.* .......      352,500    3,150,469

Northwestern Corp. ..........      111,900    2,475,788

SIGCORP, Inc. ...............       81,300    1,671,731

TNP Enterprises, Inc. .......       66,100    2,726,625
                                            -----------
                                             15,276,488
                                            -----------
Natural Gas Distribution 2.2%

Energen Corp. ...............      100,600    1,735,350

Laclede Gas Co. .............       35,000      660,625

NUI Corp. ...................       69,300    1,927,406
                                            -----------
                                              4,323,381
                                            -----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $228,311,646)     195,491,760
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0%
  (Cost $230,832,646) (a)                   198,012,760
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $230,832,646. At January 31, 2000, net unrealized depreciation for all securities based on tax cost was $32,819,886. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,888,487 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $46,708,373.

*    Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments in securities, at value (cost $230,832,646) ....   $ 198,012,760

Cash .......................................................             790

Receivable for investments sold ............................       1,861,176

Dividends receivable .......................................         107,422

Interest receivable ........................................             398

Receivable for Fund shares sold ............................         256,594

Deferred organization expenses .............................           3,819

Other assets ...............................................           1,433
                                                               -------------
Total assets ...............................................     200,244,392


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed ...........................         940,287

Accrued management fee .....................................          71,032

Other accrued expenses and payables ........................         479,038
                                                               -------------
Total liabilities ..........................................       1,490,357
--------------------------------------------------------------------------------
Net assets, at value                                           $ 198,754,035
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
Net assets consist of:

Accumulated distributions in excess of net investment
  income ...................................................          (4,909)
Net unrealized appreciation (depreciation) on investments ..     (32,819,886)

Accumulated net realized gain (loss) .......................       1,132,836

Paid-in capital ............................................     230,445,994

--------------------------------------------------------------------------------
Net assets, at value                                           $ 198,754,035
--------------------------------------------------------------------------------


Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
  ($198,754,035 / 12,352,381 outstanding shares of beneficial
  interest, $.01 par value, unlimited                          -----------------
  number of shares authorized) .............................   $       16.09
                                                               -----------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Dividends .....................................................   $  1,562,330

Interest ......................................................        125,909
                                                                  ------------
Total income ..................................................      1,688,239
                                                                  ------------
Expenses:

Management fee ................................................        938,741

Services to shareholders ......................................        869,452

Custodian and accounting fees .................................         51,669

Trustees' fees and expenses ...................................         22,764

Registration fees .............................................         21,802

Reports to shareholders .......................................         28,114

Auditing ......................................................         17,803

Legal .........................................................          4,254

Amortization of organization expenses .........................          2,289

Other .........................................................          7,745
                                                                  ------------
Total expenses, before expense reductions .....................      1,964,633

Expense reductions ............................................       (400,064)
                                                                  ------------
Total expenses, after expense reductions ......................      1,564,569

--------------------------------------------------------------------------------
Net investment income (loss)                                           123,670
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from investments .....................      7,425,477

Net unrealized appreciation (depreciation) during the period on
  investments .................................................    (54,394,814)

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (46,969,337)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(46,845,667)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                        Six Months
                                      Ended  January   Eleven Months      Year Ended
                                        31, 2000        Ended July       August 31,
Increase (Decrease) in Net Assets      (Unaudited)       31, 1999           1998
------------------------------------------------------------------------------------

Operations:

Net investment income (loss) ....   $     123,670    $     273,203    $     746,953

Net realized gain (loss) on
  investment transactions .......       7,425,477       (6,157,554)       2,367,119

Net unrealized appreciation
  (depreciation) on investment
  transactions during the
  period ........................     (54,394,814)      33,001,223      (39,604,194)
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from
  operations ....................     (46,845,667)      27,116,872      (36,490,122)
                                    -------------    -------------    -------------
Distributions to shareholders
  from:

Net investment income ...........        (257,871)        (638,982)        (197,998)
                                    -------------    -------------    -------------
Net realized gains ..............            --         (1,915,016)      (2,969,965)
                                    -------------    -------------    -------------
Fund share transactions:

Proceeds from shares sold .......      27,479,406      153,893,420      225,960,585

Reinvestment of distributions ...         240,307        2,401,901        3,041,559

Cost of shares redeemed .........     (75,951,093)    (123,819,127)     (76,441,815)

Redemption fees .................          71,270          299,293          378,256
                                    -------------    -------------    -------------
Net increase (decrease) in net
  assets from Fund share
  transactions ..................     (48,160,110)      32,775,487      152,938,585
                                    -------------    -------------    -------------
Increase (decrease) in net assets     (95,263,648)      57,338,361      113,280,500

Net assets at beginning of period     294,017,683      236,679,322      123,398,822

Net assets at end of period
  (including accumulated distributions
  in excess of net investment income
  of $4,909 and undistributed net
  investment income of $129,292     -------------    -------------    -------------
  and $124,951, respectively) ...  $  198,754,035   $  294,017,683   $  236,679,322
                                    -------------    -------------    -------------

Other Information
------------------------------------------------------------------------------------

Shares outstanding at beginning
  of period .....................      15,158,488       13,410,779        6,303,515
                                   ---------------- ---------------  ---------------
Shares sold .....................       1,572,956        8,373,062       10,582,782

Shares issued to shareholders in
  reinvestment of distributions .         14,381          126,950          148,152

Shares redeemed .................     (4,393,444)      (6,752,303)      (3,623,670)
                                   ---------------- ---------------  ---------------
Net increase (decrease) in Fund
  shares ........................     (2,806,107)        1,747,709        7,107,264

Shares outstanding at end of       ---------------- ---------------  --------------
  period ........................      12,352,381       15,158,488       13,410,779
                                   ---------------- ---------------  --------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------------
                                 2000(b)     1999(c)   1998(d)  1997(d)   1996(e)
--------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $19.40     $17.65      $19.58   $13.57   $12.00
                                ------------------------------------------------------
--------------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------------
 Net investment income (loss) (a)  .01        .02         .07      .01      .07

--------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investment
 transactions                    (3.31)      1.90       (1.71)    6.03     1.53
                                ------------------------------------------------------
--------------------------------------------------------------------------------------
 Total from investment
 operations                      (3.30)      1.92       (1.64)    6.04     1.60
--------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------
 Net investment income            (.02)      (.05)       (.02)    (.03)    (.05)
--------------------------------------------------------------------------------------
 Net realized gains on
 investment transactions            --       (.14)       (.30)    (.01)      --
                                ------------------------------------------------------
--------------------------------------------------------------------------------------
 Total distributions              (.02)      (.19)       (.32)    (.04)    (.05)
--------------------------------------------------------------------------------------
 Redemption fees                   .01        .02         .03      .01      .02
--------------------------------------------------------------------------------------
Net asset value, end of period  $16.09     $19.40      $17.65   $19.58   $13.57
                                ------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return (%)            (16.96)(f)(g)** (10.96(f)(g)**(8.45) 44.67(f) 13.54(f)(g)**
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       199        294         237      123       41
--------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.57*      1.59*       1.39     1.63     2.61*
--------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            1.25*      1.32*       1.39     1.50     1.50*
--------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        .10*        .11*        .31      .07      .67*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)        61*        34*         23       44        34*
--------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended January 31, 2000 (Unaudited).

(c) For the eleven months ended July 31, 1999. On September 16, 1998, the Trustees of the Fund changed the fiscal year end from August 31 to July 31.

(d)  For the year ended August 31.

(e) For the period of October 6, 1995 (commencement of operations) to August 31, 1996.

(f)  Total return would have been lower had certain expenses not been reduced.

(g) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On September 16, 1998, the Trustees of the Fund changed the fiscal year end from August 31 to July 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money Market instruments purchased with an original maturity of sixty days or less are valued at amoritized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $135,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2007, the expiration date, whichever occurs first. In addition, from November 1, 1998 through July 31, 1999 the Fund incurred approximately $6,023,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $37,293,180 and $84,455,896, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, as of December 1, 1998, the Adviser agreed to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets until November 30, 2000. For the six months ended January 31, 2000, the Adviser did not impose a portion of its management fee which amounted to $393,285, and the amount imposed amounted to $545,456, which was equivalent to an annualized effective rate of 0.44% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by SSC aggregated $310,952, of which $151,310 was unpaid at January 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by STC aggregated $548,578, of which $270,510 was unpaid at January 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended January 31, 2000, the amount charged to the Fund by SFAC aggregated $37,554, of which $5,954 was unpaid at January 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At January 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $23,492.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2000, Trustees' fees and expenses aggregated $22,764.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended January 31, 2000, the Fund's custodian and transfer agent fees were reduced by $3,826 and $2,953, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*

o     President

Sheryle J. Bolton

o     Trustee; Chief Executive Officer,
      Scientific Learning Corporation

William T. Burgin

o     Trustee; General Partner, Bessemer
      Venture Partners

Keith R. Fox

o     Trustee; Private Equity Investor

William H. Luers

o     Trustee; Chairman and President,
      U.N. Association of America

Kathryn L. Quirk*

o     Trustee, Vice President and
      Assistant Secretary

Joan E. Spero

o     Trustee; President, Doris Duke
      Charitable Foundation

Paul Bancroft III

o     Honorary Trustee; Venture
      Capitalist and Consultant

Wilson Nolen

o     Honorary Trustee; Consultant

Robert G. Stone, Jr.

o     Honorary Trustee; Chairman
      Emeritus and Director, Kirby
      Corporation

Edmund R. Swanberg

o     Honorary Trustee

Peter Chin*

o     Vice President

J. Brooks Dougherty*

o     Vice President

James M. Eysenbach*

o     Vice President

James E. Fenger*

o     Vice President

Philip S. Fortuna*

o     Vice President

Sewall F. Hodges*

o     Vice President

Ann M. McCreary*

o     Vice President

Thaddeus Paluszek*

o     Vice President

John Millette*

o     Vice President and Secretary

John R. Hebble*

o     Treasurer

Caroline Pearson*

o     Assistant Secretary



*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.